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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BEN FRANKLIN FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 9, 2007

Dear Stockholder:

We cordially invite you to attend the first Annual Meeting of Stockholders of Ben Franklin Financial, Inc., the parent company of Ben Franklin Bank of Illinois. The Annual Meeting will be held at our main office, located at 14 North Dryden Place, Arlington Heights, Illinois at 10:00 a.m. (Illinois time) on May 9, 2007.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Ben Franklin Financial, Inc. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of two directors and the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ending December 31, 2007.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Ben Franklin Financial, Inc and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Also enclosed for your review is our Annual Report on Form 10-KSB for the year ended December 31, 2006, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ C. Steven Sjogren
C. Steven Sjogren
Chairman of the Board,
President and Chief Executive Officer

BEN FRANKLIN FINANCIAL, INC.

14 North Dryden Place

Arlington Heights, Illinois 60004

(847) 398-0990

NOTICE OF

2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 9, 2007

Notice is hereby given that the 2007 Annual Meeting of Stockholders of Ben Franklin Financial, Inc. will be held at our main office, located at 14 North Dryden Place, Arlington Heights, Illinois at 10:00 a.m. (Illinois time) on May 9, 2007.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two directors of Ben Franklin Financial, Inc.;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Ben Franklin Financial, Inc. for the year ending December 31, 2007; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 29, 2007 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF BEN FRANKLIN FINANCIAL, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

/s/ Bernadine V. Dziedzic
Bernadine V. Dziedzic
Corporate Secretary

Arlington Heights, Illinois

April 9, 2007

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

BEN FRANKLIN FINANCIAL, INC.

14 North Dryden Place

Arlington Heights, Illinois 60004

(847) 398-0990

2007 ANNUAL MEETING OF STOCKHOLDERS

May 9, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ben Franklin Financial, Inc. to be used at our first Annual Meeting of Stockholders of Ben Franklin Financial, Inc., which will be held at our main office, located at 14 North Dryden Place, Arlington Heights, Illinois at 10:00 a.m. (Illinois time) on May 9, 2007, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 9, 2007.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by signing and returning your Proxy Card to Ben Franklin Financial, Inc. Proxies received by Ben Franklin Financial, Inc. that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Chairman of Ben Franklin Financial, Inc., C. Steven Sjogren, at the address shown above, or by returning a duly executed proxy bearing a later date by mail, as described on your Proxy Card. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Chairman of Ben Franklin Financial, Inc. prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on March 29, 2007 are entitled to one vote for each share then held. As of March 29, 2007, there were 1,983,750 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required for the ratification of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ending December 31, 2007. Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter. Broker non-votes are not considered represented at the annual meeting and entitled to vote on the matter.

Our management anticipates that Ben Franklin Financial, MHC, our majority stockholder, will vote all of its shares in favor of all the matters set forth above. If Ben Franklin Financial, MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of March 29, 2007, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Ben Franklin Financial, MHC 14 North Dryden Place Arlington Heights, Illinois 60004	1,091,062	55.0%
Ben Franklin Financial, MHC, and all of our Directors and Executive Officers as a group (9 Directors and Officers)(2)	1,168,050	58.9%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Ben Franklin Financial, MHC, of which our executive officers and directors are also executive officers and trustees. Excluding shares of common stock held by Ben Franklin Financial, MHC, our executive officers and directors owned 76,988 shares of common stock, or 3.9% of the outstanding shares.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors consists of six members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The Governance/Nominating Committee has nominated Bernadine V. Dziedzic and Nicholas J. Raino to serve as directors for three-year terms. Ms. Dziedzic and Mr. Raino are currently members of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors as of March 29, 2007, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

Name(1)	Age	Positions Held in Ben Franklin Financial, Inc.	Director Since(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned(3)		Percent of Class

NOMINEES
Bernadine V. Dziedzic	67	Director and Corporate Secretary	1998	2007	10,000		*
Nicholas J. Raino	74	Director	2001	2007	10,000	(4)	*

DIRECTORS CONTINUING IN OFFICE
Robert E. DeCelles	74	Director	1996	2008	8,500	(5)	*
John R. Perkins	62	Director	2002	2008	3,173		*
James M. Reninger	61	Director	2001	2009	11,571	(6)	*
C. Steven Sjogren	61	Chairman of the Board, President and Chief Executive Officer	2001	2009	21,000	(7)	1.05

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Glen A. Miller	49	Vice President and Chief Financial Officer	N/A	N/A	3,000	(8)	*
Robin L. Jenkins	52	Senior Vice President and Chief Lending Officer	N/A	N/A	9,587	(9)	*
Angie Plesiotis	42	Vice President and Chief Operations Officer	N/A	N/A	157		*

*	Less than 1%.

(1)	The mailing address for each person listed is 14 North Dryden Place, Arlington Heights, Illinois 60004.

(2)	Reflects initial appointment to the Board of Directors of Ben Franklin Bank of Illinois. Each director of Ben Franklin Financial, Inc. is also a director of Ben Franklin Financial, MHC, which owns the majority of the issued and outstanding shares of common stock.

(3)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.”

(4)	All 10,000 shares are held in Mr. Raino’s trust.

(5)	Includes 6,000 shares held in Mr. DeCelles’ trust and 2,500 shares held in Mr. DeCelles’ spouse’s trust.

(6)	Includes 252 shares held by Mr. Reninger’s spouse, 1,000 shares held by Mr. Reninger’s accounting firm, for which he is a partner and 10,000 shares held by the accounting firm’s benefit plan.

(7)	Includes 10,000 shares held in Mr. Sjogren’s trust and 10,000 shares held by Mr. Sjogren’s spouse.

(8)	All 3,000 shares are held in Mr. Miller’s individual retirement account.

(9)	All 9,587 shares are held in Mr. Jenkins’ individual retirement account.

Directors

The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for five years unless otherwise stated.

C. Steven Sjogren has been the Chairman, President and Chief Executive Officer of Ben Franklin Bank of Illinois since 2002. Mr. Sjogren has extensive banking experience and served as President and Chief Executive Officer of HomeBanc, Rockford, Illinois from 1981 until 1998 and Regional President of FirstStar Bank until 2000.

Robert E. DeCelles is currently retired. He was a senior property supervisor with Community Specialist, Inc. from 2002 to 2006. He was employed in the real estate management and development industries for most of his career. From 1999 to 2002, Mr. DeCelles was the President and Chief Executive Officer of Ben Franklin Bank of Illinois. Mr. DeCelles currently serves as Trustee of the S.E.I.U. Local No. 1 Welfare and Pension Fund.

Bernadine V. Dziedzic is currently the compliance officer and corporate secretary for Ben Franklin Bank of Illinois. She has been with Ben Franklin Bank of Illinois since 1998.

John R. Perkins has been Treasurer of Perkins & Associates, LLC, Rockford, Illinois, which provides structured legal settlements for personal injury, wrongful death and workers compensation claims since 2005. Previously, he was a private investor. Mr. Perkins has approximately 25 years of banking experience in various positions and served as Executive Vice President of HomeBanc, Rockford, Illinois until 1998 and as Senior Vice President of FirstStar Bank from 1998 until 2000. He is a certified public accountant.

Nicholas J. Raino has been Chairman of the Board of Dale, Smith & Associates, an advertising and marketing firm specializing in financial institutions since 1972. Mr. Raino has served on the boards of three other depository institutions, two of which were publicly traded.

James M. Reninger has been an owner of Whitfield & Reninger, Ltd., a public accounting firm located in Arlington Heights since 1996. He is a certified public accountant with over 30 years experience.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers (other than Mr. Sjogren) is set forth below. All executive officers have held their present positions for five years unless otherwise stated.

Glen A. Miller has been the Vice President and Chief Financial Officer of Ben Franklin Bank of Illinois since 2001. Previously, he was the Assistant Vice President, Financial Reporting and Analysis with Liberty Federal Bank, located in Hinsdale, Illinois from 1997 to 2001.

Robin L. Jenkins has been the Senior Vice President and Chief Lending Officer of Ben Franklin Bank of Illinois since 2006. Prior to joining Ben Franklin Bank of Illinois, he was Vice President of Mortgage Banking for Norstates Bank.

Angie Plesiotis has been the Chief Operations Officer and Vice President of Ben Franklin Bank of Illinois since 2000. Previously, she was Assistant Vice President and Branch Manager at St. Paul Federal Bank.

Board Independence

The Board of Directors has determined that Directors Perkins, Raino and Reninger are each “independent” within the meaning of the Nasdaq corporate governance listing standards. Mr. Sjogren and Ms. Dziedzic are not independent by virtue of their being employees of Ben Franklin Bank of Illinois and Mr. DeCelles is not independent because he was an employee of Ben Franklin Bank of Illinois within the last three years. In determining the independence of the directors listed above, the Board of Directors reviewed the following transaction: advertising fees paid to Dale, Smith & Associates, of which Director Raino is chairman, which did not exceed $9,000 in 2006.

Meetings and Committees of the Board of Directors

The business of Ben Franklin Financial, Inc. is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Audit, Nominating and Compensation Committees. During the year ended December 31, 2006, the Board of Directors met at three regular meetings. No special meetings were called. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

Audit Committee

The Audit Committee consists of Directors Reninger (Chairman), Perkins and Raino. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that director Reninger qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Our Board of Directors has adopted a written charter for the Audit Committee, which is enclosed as Appendix A to this Proxy Statement. The Audit Committee met two times during the year ended December 31, 2006.

The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit our annual financial statements;

•	overseeing our external financial reporting processes;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm;

•	reviewing the audited financial statements with management and the independent registered public accounting firm;

•

considering whether certain relationships with the independent registered public accounting firm and the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm’s independence;

•	overseeing the internal audit staff and reviewing management’s administration of the system of internal accounting controls; and

•	conducting an annual performance evaluation of the Committee and annually reviewing the adequacy of its charter.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2006;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the above referenced audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee, which consists of Directors Reninger, Perkins and Raino.

Governance/Nominating Committee

The Governance/Nominating Committee consists of Directors Perkins (Chairman) and Reninger. Each member of the Governance/Nominating Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which is enclosed as Appendix B to this Proxy Statement. The Governance/Nominating Committee met one time during the year ended December 31, 2006.

The functions of the Governance/Nominating Committee include the following:

•	leading the search for individuals qualified to become members of the Board of Directors and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for the Board of Directors;

•

reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. The Governance/Nominating Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Ben Franklin Financial, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

Procedures for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 14 North Dryden Place, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The Chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•

the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Ben Franklin Financial, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board. A stockholder of Ben Franklin Financial, Inc. who wants to communicate with the Board of Directors or with any individual director can write to us at 14 North Dryden Place, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•

attempt to handle the inquiry directly, or forward the communication for response by another employee of Ben Franklin Financial, Inc. For example, a request for information about us on a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The Compensation Committee consists of Directors Perkins (Chairman), Raino and Reninger. None of these individuals was an officer or employee of Ben Franklin Financial, Inc. during the year ended December 31, 2006, or is a former officer of Ben Franklin Financial, Inc. The committee meets annually to review the performance of the Chief Executive Officer and other executive officers, and approves changes to the base compensation, as well as the level of bonus, if any, to be awarded to such officers. The committee meets when needed to review all employment policies and the performance and remuneration of our officers and employees, and to review and approve all compensation and benefit programs we implement. Our Board of Directors has adopted a written charter for the Compensation Committee, which is enclosed as Appendix C to this Proxy Statement. The Compensation Committee met one time during the year ended December 31, 2006.

The role of the compensation committee is to review annually the compensation levels of the executive officers and directors and recommend compensation changes to the Board of Directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Ben Franklin Financial, Inc. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives. Another component of the compensation program is benefits, such as stock-based incentive plans which we plan to adopt in the future.

While the compensation committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer, other executive officers and directors, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

Base Salaries. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to our long-term goals, performance targets, our financial performance and other relevant factors.

Annual Incentives. Payouts under our annual incentive compensation program are based on the attainment of annual performance objectives. Individual payouts are a function of our financial performance and the performance of the individual executive based upon goals established by the individual and approved by the compensation committee. The compensation committee believes that this formula provides a direct link between financial performance and actual compensation.

In addition, the compensation committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of our executive and director compensation programs which we plan to adopt in the future. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. This is our first annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics has been filed as Exhibit 14 to our Annual Report on Form 10-KSB. Amendments to and waivers from the Code of Ethics will be filed with the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of Ben Franklin Financial, Inc. and beneficial owners of greater than 10% of our shares of common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of Ben Franklin Financial, Inc. failed to file such ownership reports on a timely basis for the year ended December 31, 2006.

Executive Compensation

The following table sets forth for the year ended December 31, 2006 certain information as to the total remuneration paid by us to Mr. Sjogren, who serves as President and Chief Executive Officer, Mr. Miller, who serves as Vice President and Chief Financial Officer and Mr. Jenkins, who serves as Senior Vice President and Chief Lending Officer (“Named Executive Officers”).

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
C. Steven Siogren, President and Chief Executive Officer	2006	$160,000	$10,000	—	—	—	—	$4,800	$174,800
Glen A. Miller, Vice President and Chief Financial Officer	2006	$100,534	$10,000	—	—	—	—	$3,016	$113,550
Robin L. Jenkins, Senior Vice President and Chief Lending Officer	2006	$107,656	$2,500	—	—	—	—	—	$110,156

(1)	Represents a matching contribution by Ben Franklin Bank of Illinois to the SIMPLE IRA Savings Plan. For the year ended December 31, 2006, no Named Executive Officer received perquisites or personal benefits that exceeded $10,000.

Employment Agreements

Ben Franklin Bank of Illinois entered into similar employment agreements with each of Messrs. Sjogren, Miller and Jenkins. Each of these agreements has an initial term of up to three years, except for Mr. Jenkins’ agreement, which has a term of one year. Commencing on October 18, 2007 and continuing on each anniversary of such date thereafter, the agreements for Messrs. Sjogren, Miller and Jenkins will be renewed for an additional year so that the remaining term will be three years (one year for Mr. Jenkins), subject to termination on notice as provided in the agreements. Under the agreements, the initial base salaries for Messrs. Sjogren, Miller and Jenkins are $175,000, $110,534 and $122,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to his executive position, or if the executive is also a director for the bank, the failure to nominate or re-nominate the executive as a director, (ii) a material change in the nature or scope of the executive’s authority resulting in a reduction of the responsibility, scope, or importance of executive’s position, (iii) relocation of executive’s office by more than 45 miles, (iv) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide, (vi) the liquidation or dissolution of Ben Franklin Bank of Illinois, or (vi) a material breach of the employment agreement by Ben Franklin Bank of Illinois, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) the remaining base salary and bonus that the executive would have earned under the agreement if the executive had continued employment through the end of the term of the agreement and had earned the maximum bonus or incentive award in each calendar year that ends during the remaining term of the agreement, plus (b) the value of the amount that would have been contributed to any employee benefit plan for the benefit of the executive during the remaining period of the agreement (but note that Internal Revenue Code Section 409A may require that the payment cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules). In addition, the executive would be entitled, at no expense to the executive, to the continuation of medical coverage for the remaining period of the agreement. In the event of a change in control of Ben Franklin Bank of Illinois or Ben Franklin Financial, Inc., as defined in the agreements, for the purposes of calculating benefits under the above agreements, the remaining term of the agreements should be deemed to be three years except in the case of Mr. Jenkins which would be one year.

Notwithstanding the above, any severance payments (including payments made in the event of a change in control) to which executive would be entitled, to the extent necessary to comply with Office of Thrift Supervision regulations, shall not exceed three times his average annual compensation over the most recent five taxable years. In addition, in the event payments to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements with Ben Franklin Bank of Illinois would be reduced in order to avoid this result.

Under each employment agreement, if an executive becomes disabled or incapacitated within the meaning of the Ben Franklin Bank of Illinois’ long-term disability plan, or if no such plan exists, to the extent the executive is unable to perform his duties for a period of 6 consecutive months, Ben Franklin Bank of Illinois shall continue to pay his salary for one year following termination of employment due to disability and, thereafter, 66 2/3% of his base salary for all subsequent years until the earliest of: (i) his recovery from the disability; (ii) death; (iii) attainment of age 65; or (iv) 36 months following the date of termination following disability. In the event of executive’s death, his estate or beneficiaries will be paid executive’s base salary for one year from executive’s death. Upon retirement at age 65 or such later date determined by the board, executive will receive only those benefits to which he is entitled under any retirement plan of Ben Franklin Bank of Illinois to which he is a party.

Upon termination of the executive’s employment other than in connection with a change in control, disability, or as result of the expiration of the agreement’s term following a notice of non-renewal, the executive agrees not to compete with Ben Franklin Bank of Illinois for a period of one year following termination of employment in any town, city, or county in which there is currently a branch of Ben Franklin Bank of Illinois or any subsidiary of Ben Franklin Financial, Inc., or in which Ben Franklin Bank of Illinois, or a subsidiary has filed an application for regulatory approval to establish an office.

Compensation of Directors

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
Robert E. DeCelles	$9,125	—	—	—	—	—	$9,125
Bernadine V. Dziedzic	$9,000	—	—	—	—	—	$9,000
John R. Perkins	$11,125	—	—	—	—	—	$11,125
Nicholas J. Raino	$9,625	—	—	—	—	—	$9,625
James M. Reninger	$9,625	—	—	—	—	—	$9,625
C. Steven Sjogren	$9,000	—	—	—	—	—	$9,000

(1)	No Director received perquisites or personal benefits that exceeded $10,000.

Ben Franklin Bank of Illinois pays each director a fee of $600 for each meeting attended and a fee of $125 for each committee meeting attended. Fees for the chairman of the audit committee and for all other committee chairman are $300 and $200 respectively for each meeting. Ben Franklin Financial, Inc. does not pay any meeting or committee fees. Employee directors do not receive fees for committee meetings attended.

Transactions With Certain Related Persons

In the ordinary course of business, Ben Franklin Bank of Illinois makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including collateral, as comparable loans to other borrowers. We believe that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors. The interest rate on loans to directors and officers is the same as that offered to other employees. At December 31, 2006, we had no loans outstanding to directors or executive officers.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended December 31, 2006 was Crowe Chizek and Company LLC. Our Audit Committee has approved the engagement of Crowe Chizek and Company LLC to be our independent registered public accounting firm for the year ending December 31, 2007, subject to the ratification of the engagement by the our stockholders as required by our Bylaws. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Crowe Chizek and Company LLC for the year ending December 31, 2007. A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he so desires.

Although stockholder ratification of the independent registered public accounting firm is required by our Bylaws, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of Ben Franklin Financial, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC during the year ended December 31, 2006 and the year ended December 31, 2005.

The aggregate fees included in the Audit Fees category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees	$74,800	$24,650
Audit-Related Fees	—	—
Tax Fees	$8,500	$8,300
All Other Fees	—	—

Audit Fees. Audit fees of $74,800 for the year ended December 31, 2006 and $24,650 for the year ended December 31, 2005 were for professional services rendered for the audits of our consolidated financial statements and in 2006 the review of the financial statements included in our quarterly reports on Form 10-QSB.

Audit-Related Fees. There were no audit-related fees for the years ended December 31, 2006 and 2005.

Tax Fees. There were $8,500 in tax fees for the year ended December 31, 2006 and $8,300 in tax fees for the year ended December 31, 2005 for services related to tax compliance and tax planning.

All Other Fees. There were no other fees for the years ended December 31 2006 and 2005.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily, to tax consulting services rendered, is compatible with maintaining the independence of Crowe Chizek and Company LLC. The Audit Committee concluded that performing such services does not affect the independence of Crowe Chizek and Company LLC in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagement of Crowe Chizek and Company LLC or pursuant to the pre-approval policy described above.

In order to ratify the selection of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ending December 31, 2007, the proposal must receive at least a majority of the votes represented at the annual meeting, without regard to broker non-votes, in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ended December 31, 2007.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of Ben Franklin Financial, Inc. which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2008 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 14 North Dryden Place, Arlington Heights, Illinois 60004, no later than December 10, 2007. If the date of the 2008 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Ben Franklin Financial, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation. Our Annual Report on Form 10-KSB for the year ended December 31, 2006 has been mailed to all stockholders of record as of April 9, 2007. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bernadine V. Dziedzic
Bernadine V. Dziedzic
Corporate Secretary

Arlington Heights, Illinois

April 9, 2007

APPENDIX A

BEN FRANKLIN FINANCIAL, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

PREAMBLE

This Audit Committee Charter (the “Charter”) has been adopted by the Board of Directors of Ben Franklin Financial, Inc. (the “Company”). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

•

To provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities and oversee management’s activities relating to accounting, record keeping, financial reporting, disclosure controls and internal control over financial reporting.

•	Provide a vehicle and establish a forum for the free and open communication of views and information among the Company’s directors, independent public accounting firm, internal auditor and management.

•	To review the independence of the Company’s independent public accounting firm and the objectivity of internal auditor.

•	To perform the audit committee functions specified by the Securities and Exchange Commission and the OTC Bulletin Board.

•	To establish and maintain a system for confidential complaints regarding the Company’s accounting, financial reporting, disclosure controls, and internal control over financial reporting.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee include the following:

Independent Auditors:

•	Appoint an independent public accounting firm for the purpose of auditing the Company’s financial statements and, if and when required, attesting to its internal control over financial reporting.

•	Assess the qualifications of the Company’s public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

•

Obtain annually from the Company’s independent public auditing firm a formal written statement describing all relationships between the firm and the Company. Discuss with the Company’s independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

•	Obtain annually from the Company’s independent auditing firm a statement regarding its quality control procedures.

•

Resolve any disagreements between management and the Company’s independent public auditing firm regarding accounting, financial reporting, disclosure controls, internal control over financial reporting and similar matters.

•

Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company’s independent public auditing firm for audit and non-audit services.

•	Obtain assurance from the Company’s independent public auditing firm that Section 10A(b) of the Exchange Act has not been implicated.

•	Review with the Company’s independent public auditing firm the plan, procedures and scope of its annual audit of the Company’s financial statements.

•	Prepare such committee reports as may be required for inclusion in the Company’s annual proxy statement.

Financial Reporting Review:

•

Receive at least annually reports on critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company’s financial statements from its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company’s independent auditing firm.

•

Review and discuss the Company’s audited financial statements with management and the Company’s independent public auditing firm including all of the matters indicated in Statement of Auditing Standards Number 61. Based on such review, recommend to the board whether such audited financial statements should be included in the Company’s Annual Report on Form 10-KSB and Annual Report to Stockholders for the relevant fiscal year.

•	Review material written communications between the Company’s independent public auditing firm and management including the management letter and schedule of unadjusted differences.

•	Receive reports from management on at least an annual basis on the Company’s disclosure of material off-balance sheet data and non-financial data.

•	Receive reports from management on the appropriateness of any material pro forma data to be included in the Company’s public financial reports.

•	Review and discuss with management and the Company’s independent public auditing firm prior to release any proposed earnings announcement or financial press release.

•

Review and discuss with management and the Company’s independent public auditing firm prior to filing the Company’s Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and any other SEC financial disclosure filings.

•	Monitor the efforts of management and the Company’s independent public auditors to cure any deficiencies noted in its financial statements or accounting process.

Disclosure Controls and Internal Control over Financial Reporting:

•	Oversee the selection, compensation and performance of the Company’s internal auditor or auditing firm. Assess the qualifications and independence of the Company’s internal auditor or auditing firm.

•	Discuss with the Company’s management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company’s internal audit.

•	Instruct that no restrictions be placed upon the scope of the internal audit. Receive reports from the Company’s internal auditors regarding its computer systems, facilities and backup systems.

•	Review material regulatory examination reports and internal audit reports and monitor management’s compliance efforts.

•

Discuss with the Company’s independent public auditing firm, internal auditor and management, the adequacy and effectiveness of the Company’s financial and reporting controls including internal control over financial reporting and disclosure controls.

•

Review reports of management and the Company’s independent public auditing firm on internal and quality controls including, if and when required by applicable law or regulation, management’s report and the independent public auditing firm’s attestation on internal control over financial reporting.

•

Discuss with management on a quarterly basis its review and conclusions regarding the Company’s disclosure controls and whether there has been any changes in the Company’s internal control over financial reporting.

Other:

•	Discuss the Company’s legal and regulatory compliance with the Company’s Chief Compliance Officer on at least an annual basis.

•	To the extent required under applicable SEC and OTC Bulletin Board rules, review and approve all transactions with related parties.

•

Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company on accounting, financial reporting, internal control over financial reporting, or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting, financial reporting, internal control over financial reporting and auditing matters.

•	Reassess the adequacy of this Charter at least annually.

ORGANIZATION

•

The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable OTC Bulletin Board, SEC and other requirements with respect thereto. In addition, if required by applicable SEC, OTC Bulletin Board or other regulations, at least one member shall have past employment experience in finance or accounting, requisite professional certifications in accounting, or any other comparable experience, training or background which results in such member’s financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

•

All members of the committee must be free from any relationship with the Company which would interfere with their independent judgment. Other than in his or her capacity as a member of the board of directors or any committee thereof, no audit committee member shall accept directly or indirectly any financial consulting or advisory fee from the Company or any subsidiary. All audit committee members must comply with all applicable independence requirements of the OTC Bulletin Board, the SEC and any exchange or electronic trading system on which the Company’s stock is traded.

•

The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company’s independent public auditing firm, management and the internal auditor.

•

One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain liaison as needed with the Company’s CEO, CFO, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

•

The committee shall create written minutes of its meetings. Following approval by the committee, the minutes shall be reported to the Board of Directors and shall be maintained with the books and records of the committee.

•	The committee shall perform annually a self-assessment relative to its performance relative to the purpose, duties and responsibilities as outlined herein.

•

The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties. The Company shall pay all expenses of such advisors and any other expenses that are necessary or appropriate for carrying out the committee’s duties.

Other

•

The committee, and each member of the committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company and its subsidiaries whom such member believes to be reliable and competent in the matters presented, and (ii) counsel, public accountants or other persons as to matters which the member reasonably believes to be within the professional competence of such person.

•

The committee’s duties do not include planning or conducting external or internal audits or determining that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

APPENDIX B

BEN FRANKLIN FINANCIAL, INC.

Governance/Nominating Committee Charter

The Board of Directors of Ben Franklin Financial, Inc. has created a Charter for its Governance/Nominating Committee as follows:

I.	Purpose

The purpose of the Governance/Nominating Committee (the “Committee”) of the Board of this corporation is to assist the Board in (i) identifying qualified individuals to become Board members, (ii) in determining the size and composition of the Board and its committees, (iii) developing a process to assess Board effectiveness and (iv) making recommendations regarding developing corporate governance guidelines.

II.	Structure

The Committee shall consist of a minimum of two members, as determined by the Board of Directors (the “Board”). Members of the Committee shall be appointed and may be removed by the Board. All members of the Committee shall be members of the Board and satisfy any applicable SEC or other standards for independence. The Committee shall meet at least once annually or more frequently as circumstances require.

III.	Responsibilities

The functions of the Governance/Nominating Committee include the following:

1.	Consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

2.	Identify individuals qualified to become members of the Board;

3.	Consider recommendations by stockholders for director nominations;

4.	Conduct reviews as appropriate into the background and qualifications of director candidates;

5.	Recommend candidates to the Board for nomination as directors;

6.	Review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

7.	Consider and make recommendations regarding Board and committee performance; and

8.	Consider and make recommendations regarding Board continuing education guidelines.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

IV.	Funding

The Committee shall have the authority to retain director search firms, outside counsel and any other advisors as the Committee deems appropriate in its discretion. The Committee shall have sole authority to approve the related fees and retention terms.

B-1

V.	Recommendations

The Committee shall report its actions and recommendations to the Board. The Committee shall review periodically the adequacy of this charter and recommend any proposed changes to the Board for approval.

B-2

APPENDIX C

BEN FRANKLIN FINANCIAL, INC.

COMPENSATION COMMITTEE CHARTER

The compensation committee of the Board of Directors (the “Board”) of Ben Franklin Financial, Inc. (the “Company”), shall consist of a minimum of three directors, as determined by the Board. Members of the committee shall be appointed by the Board and may be removed by the Board. All members of the committee shall be “independent”, as defined using the methodology utilized by the Board in identifying independent directors, and shall satisfy the applicable OTC Bulletin Board listing standards for independence. In addition, all members of the committee shall be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended and “outside directors” under Section 162m of the Internal Revenue Code.

The purpose of the committee shall be to assist the Board in carrying out the Board’s overall responsibility relating to executive compensation.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1. To assist the Board in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans.

2. To recommend to the Board for approval the Chief Executive Officer’s annual compensation, including salary, bonus, incentive and equity compensation. The Chief Executive Officer may not be present during the committee’s deliberations or voting on his compensation.

3. To review and recommend to the Board for approval on an annual basis an evaluation process and compensation structure for the Company’s executive officers and a compensation review process for all employees of the Company and subsidiaries. The committee shall, with the participation of the Chief Executive Officer, evaluate the performance of the Company’s senior executive officers and recommend to the Board annual compensation packages, including salary, bonus, incentive and equity compensation, for such executive officers. The committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

4. To review the Company’s stock-based and other major incentive/compensation plans and recommend to the Board such changes as may be appropriate. The committee shall make recommendations to the Board regarding the recipients, amounts and form of any stock awards to be issued under any stock-based incentive plan of the Company. The committee shall have and shall exercise all the authority of the Board with respect to the administration of such plans.

5. To prepare and publish any required compensation committee reports including any reports required for the Company’s proxy statement.

6. To review, in consultation with the Governance/Nominating Committee, director compensation and benefits.

The committee shall have the authority to delegate any of its responsibilities to such subcommittees as the committee may deem appropriate in its sole discretion.

The committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

C-1

The committee shall report its actions and any recommendations to the Board after each committee meeting. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

C-2

REVOCABLE PROXY

BEN FRANKLIN FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 9, 2007

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Ben Franklin Financial, Inc. which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders of Ben Franklin Financial, Inc. to be held at the main office of Ben Franklin Bank of Illinois, 14 North Dryden Place, Arlington Heights, Illinois at 10:00 a.m., (local time) on May 9, 2007. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as directors of all nominees listed below (except as marked to the contrary below)	FOR	WITHHOLD ALL	FOR ALL EXCEPT

		☐	☐	☐
Bernadine V. Dziedzic Nicholas J. Raino

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

_________________________________________

_________________________________________

2.	The ratification of the appointment of Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Ben Franklin Financial, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of Ben Franklin Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Ben Franklin Financial, Inc. prior to the execution of this proxy of a Notice of the Meeting, the Annual Report for the year ended December 31, 2006 and a proxy statement dated April 9, 2007.

Dated: , 2007	☐	Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.